Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated January 31, 2023

to the currently effective Prospectus dated May 1, 2022, as may be supplemented from time to time, for Series E (Total Return Bond Series) (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, Evan L. Serdensky is added as a portfolio manager of the Fund. Accordingly, the changes to the Prospectus set forth below are also effective immediately.

The table in the section of the Prospectus entitled “Fund Summaries—Series E (Total Return Bond Series)—Management of the Fund” is deleted in its entirety and replaced as follows to include Mr. Serdensky:

Name*	Experience with the Fund	Primary Title with Investment Manager

Anne B. Walsh	Since 2012	Managing Partner, Chief Investment Officer and Portfolio Manager

Steven H. Brown	Since 2016	Chief Investment Officer, Total Return and Macro Strategies, and Senior Managing Director and Portfolio Manager

Adam J. Bloch	Since 2016	Managing Director and Portfolio Manager

Evan L. Serdensky	Since January 2023	Director and Portfolio Manager

*	Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

In the section of the Prospectus entitled “Investment Manager—Portfolio Managers” the information regarding the individuals that serve as Portfolio Managers of Series E (Total Return Bond Series) is deleted in its entirety and replaced as follows to include Mr. Serdensky:

Series E (Total Return Bond Series)—Anne B. Walsh, Steven H. Brown, Adam J. Bloch and Evan L. Serdensky are primarily responsible for the day-to-day management of the Fund.

The section of the Prospectus entitled “Investment Manager—Portfolio Managers” is amended by adding the below paragraph regarding Evan Serdensky:

Evan L. Serdensky, Director and Portfolio Manager of Guggenheim Partners. Mr. Serdensky joined Guggenheim in 2018 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates, specializing in corporate credit. Previously, Mr. Serdensky was a Trader on the Investment Grade Corporate team at Guggenheim Investments, where he was responsible for identifying and executing investment opportunities across corporate securities. Prior to joining Guggenheim, Mr. Serdensky was a Vice President and Portfolio Manager at BlackRock, responsible for actively managing High Yield and Multi-Sector Credit portfolios. Mr. Serdensky started his career at PIMCO supporting Total Return and Alternative strategies. Mr. Serdensky completed his B.S. in Finance from the University of Maryland and earned his M.S. in Finance from the Washington University in St. Louis.

Please Retain This Supplement for Future Reference

VTUSIB-SUP2-0123x0523

Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated January 31, 2023

to the currently effective Statement of Additional Information dated May 1, 2022 (the “SAI”), as may be supplemented from time to time, for Series E (Total Return Bond Series) (the “Fund”)

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately, Evan L. Serdensky is added as a portfolio manager of the Fund. Accordingly, the change to the SAI set forth below is also effective immediately.

The section entitled “Portfolio Managers—Other Accounts Managed by Portfolio Managers” of the SAI is amended by adding Evan L. Serdensky’s information as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in Millions)	Number	Total Assets (in millions)
Evan L. Serdensky[1]	1	$713	0	$0	0	$0

[1]	As of December 31, 2022. The advisory fee for the registered investment company is not based on performance.

Please Retain This Supplement for Future Reference

VTUSIB-SUP2-0123x0523